HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805     HV-6777 - Hartford 403(b) Cornerstone Innovations

_____________________________

Supplement dated March 31, 2017 to your Prospectus

FUND REORGANIZATION

JPMORGAN SMARTRETIREMENT® 2015 FUND – CLASS A

The Board of Trustees of JPMorgan Trust I (the “Trust”) has approved the reorganization of the JPMorgan SmartRetirement® 2015 Fund (“Merging Fund”), a series of the Trust, into the JPMorgan SmartRetirement® Income Fund (“Acquiring Fund”), another series of the Trust (the “Reorganization”).  The Reorganization will consist of the (1) transfer of all or substantially all of the assets of the Merging Fund, subject to its liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (2) distribution of Acquiring Fund shares to the shareholders of the Merging Fund in complete liquidation of the Merging Fund. The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on June 23, 2017, or on such later date as the officers of the Trust determine (the “Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.